Decoding Biology To Radically Improve Lives November 2025 - Corporate Presentation

This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the impact of the acceptance of the second whole-genome neuro map of microglia immune cells on future developments, identification of novel targets, and potential treatments; Recursion’s ability to demonstrate the potential of technology-driven approaches to increase speed, quality and the scalability of drug discovery; Recursion's future as a leader in TechBio and ability to deliver better treatments to patients faster; Recursion’s OS industrializing first- and best-in-class drug discovery; our ability to industrialize clinical development and the effect of doing so on clinical trial outcomes; the occurrence or realization of potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling and other potential studies; advancements of our pipeline, partnerships, and data strategies; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; the potential for additional partnerships; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; Recursion’s cash position and cash runway; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Important Information 2

Executive Leadership Updates

Recursion to evolve its executive leadership to prepare for the next chapter, effective January 1st, 2026 4 Co-Founder, Chairman & Executive Advisor Chris Gibson, Ph.D. Co-Founder, CEO and Director CEO, President & Director Najat Khan, Ph.D. Chief R&D & Commercial Officer and Director Vice-Chairman & Lead Independent Director Rob Hershberg, MD./Ph.D. Chairman

The company is capitalized to deliver against a robust catalyst calendar spanning pipeline, partnerships and platform

2H 2025 Catalysts

- ☐ **REC-4881 (MEK1/2i)**
  Additional safety and efficacy data from TUPELO in FAP in December

1H 2026 Catalysts

- ☐ **REC-1245 (RBM39 degrader)**
  Early safety and PK from monotherapy trial

2H 2026 Catalysts

- ☐ **REC-102 (ENPP1i)**
  Potential Phase 1 initiation[1]
- ☐ **REC-7735 (PI3Kα H1047Ri)**
  Potential Phase 1 initiation[1]

2026 Partnership Catalysts

- ☐ Potential for **multiple new project initiations**
- ☐ Potential for **many programs optioned** by partners

2025 — 2026

~$785 million in cash[2]; runway through YE27, without additional financing

1. Pending GLP toxicology data
2. Cash, cash equivalents and restricted cash as of October 9, 2025 (unaudited)

Note: REC-3565 (MALT1i) early safety and efficacy data expected in 1H2027

5

Recursion

Recursion continues to deliver on its milestones and secure its future as the TechBio leader 6 total cash inflows achieved across all our partnerships and collaborations >$500 million1$30 million milestone payment for delivering a second whole-genome neuro map 1. With the achievement of the microglia milestone, Recursion will have reached over $500 million in milestone and upfront payments across all its partnerships and collaborations

Recursion’s Evolution

Recursion exists to find a better way to discover and develop new medicines 8 Biology is extraordinarily complex; we understand only a small fraction of how it functions

Recursion exists to find a better way to discover and develop new medicines 9 Eroom’s Law Drug discovery is becoming slower and more expensive over time Drug discovery is becoming slower and more expensive over time Biology is extraordinarily complex; we understand only a small fraction of how it functions Moore’s Law Computing power is becoming faster and less expensive over time

Recursion exists to find a better way to discover and develop new medicines 10 Drug discovery is becoming slower and more expensive over time Biology is extraordinarily complex; we understand only a small fraction of how it functions Rapid pace of technology offers a fundamentally new approach to model & simulate biology and chemistry at scale

Recursion’s unbiased platform approach delivers a strong internal and partnered portfolio 11 • Powered by proprietary and fit-for-purpose scaled data • End-to-end capabilities spanning novel target discovery, precision chemistry, and optimized clinical trials • Built upon iterative cycles of dry-lab predictions and wet- lab validation to accelerate learning Compute PortfolioData Validation Models

Recursion OS 2.0: Efficiently delivering novel insights, precision design, and optimized clinical trials



AI-powered
Biological Insights
AI-enabled
Precision Design
AI-informed
Clinical Development
Phenomics Assay & Models
Transcriptomics Assay & Models
MOA Deconvolution
Nomination Workflow
Scientific Agents
Scaled Binding Affinity Predictions
ML-based Patient Connectivity (RWD)
LLMs & Graphs
Molecular Property Prediction & Design
3D Protein & Atomistic Models
Automated Chemistry
Design Workflow
Scientific Agents
Automated ADMET
Automated Biology
Causal AI Patient Stratification & Indication Selection
ClinTech Workflow
Scientific Agents
AI-powered Recruitment
Clinical Trial Design

12

Recursion

Advancing differentiated medicines, powered by the Recursion OS



Illustrative
Platform V0.1
Platform V1.0
Platform V2.0
MEK1/2
RBM39
CDK7
MALT1
ENPP1
PI3Kα H1047R
Late Discovery
Early Discovery
Partnered Discovery
AI-powered Biological Insights
Phenomics
Transcriptomics
Patient Connectivity & Other
AI-enabled Precision Design
Molecular Design
3D Protein & Atomistic Models
Automated Chem, Bio, & ADMET
AI-informed Clinical Development
Causal AI
AI-powered Recruitment
Trial Design
To be utilized as programs advance and at partner discretion

13

Recursion

Recursion brings medicines to clinic faster and at lower cost 0 10 20 30 40 50 60 Industry Recursion T im e t o c a n d id a te I D ( m o n th s ) Go faster 0 5 10 15 20 25 30 Industry Recursion C o s t to I N D ( $ M ) Spend less 0 500 1,000 1,500 2,000 2,500 3,000 Industry Recursion Highly productive compound design # s y n th e s iz e d t o c a n d id a te 0 2 4 6 8 10 12 14 Industry Recursion T im e t o h it p a c k a g e ( m o n th s ) Quickly validate hypotheses (Far Left): Time from hypothesis screening to validated hit package for legacy Recursion programs. (Center Left): Legacy Exsc ientia compounds synthesized from hit to candidate ID. (Center Right): Total spend from hypothesis screening to the completion of IND-enabling studies for legacy Recursion novel chemical entity (NCE) programs that advanced to clinical trials. The cost to IND has been inflation-adjusted using the US Consumer Price Index (CPI) (Far Right). Time to validated lead is the average of >280 legacy Recursion programs since late 2017 through 2024. Industry data adapted from Paul, et al., Nature Reviews Drug Discovery (2010) 9, 203–214 14

Delivering pipeline advancements and partnership value

	Target	Disease Indication	Late Discovery	Preclinical	Phase 1/2	Pivotal/Phase 3
Oncology						
REC-617	CDK7	Advanced solid tumors				
REC-1245	RBM39	Biomarker-enriched solid tumors & lymphoma				
REC-3565	MALT1	B-cell malignancies				
REC-7735	PI3Kα H1047R	HR+ breast cancer				
Rare Disease						
REC-4881	MEK1/2	Familial adenomatous polyposis				
REC-102	ENPP1	Hypophosphatasia				

REC-4539 for small-cell lung cancer (target: LSD1) is on strategic pause.

Partners	Therapeutic Area	Highlights
Roche and Genentech	Neuroscience & oncology	• **6 Phenomaps**: 4 GI oncology, 2 neuroscience • **1 program** initiated in GI onc indication
Sanofi	Oncology & immunology	• **4 milestones** achieved in 18 months • Portfolio of projects **continuing to expand** • **Upcoming milestones** (e.g. development candidate, lead series)
Bayer	Oncology	• **Advancing programs** to lead series milestones
Merck KGaA, Darmstadt, Germany	Oncology & immunology	• Identify and advance **first-in-class and best-in-class programs**

15

Recursion

Advanced partnership discovery by leveraging Recursion 2.0

sanofi

4 **Program milestone payments achieved** in last 18 months

Several programs **advancing towards development candidate** over next 12 months

Roche / Genentech

A Member of the Roche Group

6 **Phenomaps in neuroscience, GI oncology**

- 1 trillion iPSC-derived cells
- 100 billion GI oncology relevant cells
- 100 billion microglial cells
- 5,000 transcriptomes

Continued **program advancement** in a GI oncology indication and multiple neuroscience **programs into target validation** advanced by leveraging the Recursion OS and Genentech's biology expertise

BAYER

Recursion & Bayer have **nominated multiple early discovery precision oncology programs** against previously "undruggable" targets

Merck KGaA

Darmstadt, Germany

Multiple-year collaboration to **identify first-in-class and best-in-class** targets

Well on track for over **$100 million** in partnership milestones by end of 2026

16

Recursion

Phenomaps Roche and Genentech collaboration within neuroscience and GI oncology indication 17 $150M upfront 40 potential programs $300M potential milestones / program GI Oncology Indication 4 Phenomaps Generated from over 100 billion GI onc relevant cells Neuroscience Optioned in 2023 and advancing toward lead series First program Identified a number of biological insights Could become novel targets of interest Advancing unbiased, novel biological insights to programs 2 Generated from over 1 trillion iPSC-derived neuronal cells and 100 billion microglial cells

Boltz-2: Open-source model with MIT commoditizing binding affinity prediction approaching FEP accuracy at 1000x speed 18 Over 171K downloads and 41.5K unique users in less than two months Designed for drug discovery and virtual screening Contact/pocket constraints — ensure output follows respects given conditions Allows users to specify an experimental modality to emulate Template steering — allows users to input reference templates that embed prior knowledge

ClinTech: Industrialize clinical development by building an end-to-end platform to increase probability of success

Causal AI applied to human genomics

- **Patient-platform** connectivity
- Enables **target validation** and **patient stratification**
- Supports expansion into **new indications**

Intelligent clinical trial design

- **More robust trial planning** via clinical trial simulations
- **Potential for up to 30% more patients** receive optimal dose

AI-powered recruitment & execution

- **Potential for 50% faster enrollment projections** through high quality sites
- **2+ months faster** trial activation

*Powered by **integrated tech stack, RWE, and agentic solutions***

Strategic Partnerships

Helix

faro

TEMPUS

healthverity

19

Recursion

Advancing programs with strong therapeutic rationale, powered by Recursion OS

REC-617 | CDK7	REC-1245 | RBM39	REC-4881 | MEK1/2
Solid tumors[1]	Solid tumors[2], lymphoma	Familial adenomatous polyposis (FAP)
Optimized PK/PD for wider therapeutic index	Phenotypic insight reveals novel MOA for synthetic-lethal targeting in genomically unstable cancers	Phenotypic insight on MEK1/2 inhibition for APC-mutant FAP
~150,000 addressable patients	*~100,000+ addressable patients*	*~50,000 addressable patients*

REC-3565 | MALT1	REC-7735 | PI3Kα H1047R	REC-102 | ENPP1
B-cell malignancies	HR+ breast cancer	Hypophosphatasia (HPP)
Potential for lower UGT1A1 inhibition and off-target AEs	Selective and wider therapeutic index	Oral, highly selective & potent, suitable for lifetime dosing
~41,000 addressable patients	*~11,000 addressable patients*	*~7,800[3] addressable patients*

Addressable patient populations estimate based on annual US+EU5 and currently identified indications

1. Includes ovarian cancer, breast cancer, lung cancer, pancreatic cancer, head and neck cancer
2. Biomarker-enriched
3. Diagnosed patients

Note: REC-4539 | LSD1: Precision designed for reversibility and CNS penetration. *Strategic pause to ensure a competitive Target Product Profile*

20

Recursion

Pipeline

Internal Pipeline PIPELINE

REC-4539 for small-cell lung cancer (target: LSD1) is on strategic pause. Delivering pipeline advancements and partnership value 23 Target Disease Indication Late Discovery Preclinical Phase 1/2 Pivotal/Phase 3 Oncology REC-617 CDK7 Advanced solid tumors REC-1245 RBM39 Biomarker-enriched solid tumors & lymphoma REC-3565 MALT1 B-cell malignancies REC-7735 PI3Kα H1047R HR+ breast cancer Rare Disease REC-4881 MEK1/2 Familial adenomatous polyposis REC-102 ENPP1 Hypophosphatasia

Targeted, differentiated portfolio strategy

Powered by the Recursion OS 2.0 platform

Differentiated, product first mindset, powered by Recursion OS 2.0
Integrated, end-to-end tech stack

Multimodal Biology · Design · ClinTech

Explore the uncharted by going after **novel targets** to develop differentiated medicines

First-in-class molecules

Provide **significantly meaningful advancements** with differentiated medicines

Best-in-class molecules

Double down on areas of **expertise and efficiency**

Oncology · I&I · Neuroscience · Rare

Develop **innovative molecules in-house, powered by our platform**

Focus on **quick and clear go/no-go, differentiated TPP that enable rapid POC**

Note: Leverage platform insights to strategically in-license

24

Recursion

REC-617 (CDK7 inhibitor): AI-enabled causal inference strengthens preclinical data for indication selection of ovarian cancer for ELUCIDATE

Cell Panels

Cell Line: OVCAR3



OVCAR3
2.354 nM
% Viability
125
100
75
50
25
0
0.01
0.1
1
10
100
1000
10000
REC-617 Concentration (nM)

Ovarian cell line sensitive to CDK7 inhibition with REC-617

- Unbiased analysis of over 360 cell lines in glo titer assay

In Vivo Models

CDX Model: OVCAR[1]



Vehicle
REC-617 1mpk
REC-617 3mpk
REC-617 10mpk
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
5
10
15
20
25
30
Days post treatment

Potent tumor regression with REC-617 treatment

- 10mpk dose shows complete tumor regression by Day 27
- <10 hours of exposure above CDK7 IC80 to optimize benefit-risk

Recursion OS Insight

Patient Data: Ovarian Cancer[2]



CDK7 Expression and Overall Survival
Survival probability
1.00
0.75
0.50
0.25
0.00
0
10
20
30
40
50
60
70
80
90
100
110
120
Number of months post-sequencing
CDK7 Expression
High
Low

CDK7 emerges as a likely driver of poor survival in ovarian cancer

- Based on a causal inference framework leveraging multi-omic and clinical data
- Over ~32K patient records using DNA, RNA, and clinical outcomes

Impact

- Supports preclinical findings with **causal inference using omics and patient data**
- **1st indication:** 2L+ platinum-resistant ovarian cancer (PROC)

What's Next

Preliminary **ovarian combination data in 2027**

1. Besnard et al, AACR (2022)
2. Causal inference framework based on a network-informed directed acyclic graph (DAG) to assess CDK7's impact on clinical outcomes. Patients were indexed on their date of NGS sequencing and followed until death or censoring with 10 + years of patient follow available. The model adjusts for relevant clinical and genomic confounders, including BRCA status, treatment history, and tumor genomics.

25

Recursion

Phase 1 Dose-Escalation ✓MTD achieved in advanced solid tumors • Alternative dosing schedules ongoing Phase 2 Dose-Expansion • 2L+ platinum-resistant ovarian cancer with 10 mg REC-617 ongoing Phase 1 Dose-Escalation – initiated 2H25 • 2L+ platinum-resistant ovarian cancer with REC-617 in combination with standards of care • Bevacizumab and paclitaxel or • Pegylated liposomal doxorubicin (PLD) • Potential to add additional tumor types in combination with standard of care 26 REC-617: Phase 1/2 ELUCIDATE ongoing Monotherapy Ph 1/2 ongoing; combination Ph 1 ongoing REC-617 Monotherapy REC-617 Combinations • Recruitment ongoing for all cohorts • Preliminary ovarian combination data in 2027 Clinical Update

Monotherapy MTD in QD 2 mg QD (n=3) 5 mg QD (n=4) 10 mg QD (n=10) 15 mg QD (n=6) 1 mg BID (n=3) 20 mg QD (n=3) ELUCIDATE: Monotherapy MTD for QD regimen identified in Phase 1/2 clinical trial of REC-617 in advanced solid tumors 27 1. Data-cut off: 29 September 2025. All data shown as n (%) unless otherwise specified 2. All patients received CDK4/6 inhibitors in prior lines Data Cutoff Date: 2025-09-29 Patient Characteristics1 N=29 Median age (years) 60 Range 30-79 Tumor type Breast carcinoma (HR+/HER2–)2 4 (14%) Colon adenocarcinoma 13 (45%) Non-small cell lung cancer (NSCLC) 4 (14%) Epithelial ovarian carcinoma 7 (24%) Pancreatic adenocarcinoma 1 (3%) Median prior lines of prior systemic regimens 4 Key inclusion criteria • Unresectable, locally recurrent, or metastatic cancer • Progressed following, or intolerant to, available SoC treatments • ECOG PS 0-1 Primary objective • PK and safety Secondary objective • Anti-tumor activity Phase 1 Monotherapy Dose-Escalation Continuous once-daily dosing summary • 10 mg continuous daily dosing established as MTD o Manageable safety profile o Target coverage consistent with preclinical potency o Preliminary clinical activity observed • Phase 1 combination escalation enrolling at 5 mg QD [MTD-1]

Phase 1 safety: REC-617 monotherapy continues to show a manageable safety profile supporting best-in-class potential

Data Cutoff Date: 2025-09-29

Adverse Event[1], n		N=29	
		All Grade	**Grade ≥3**
Treatment-Related Adverse Event (TRAE)		26 (90%)	8 (28%)
Most Common TRAEs (≥20%)			
GI related	**Diarrhea**	**20 (69%)**	4 (14%)
	Nausea	**12 (41%)**	1 (3%)
	Vomiting	**8 (28%)**	1 (3%)
Non-GI related	Fatigue	13 (45%)	0
	Decreased appetite	9 (31%)	2 (7%)
	Thrombocytopenia	8 (28%)	2 (7%)
Other Class TRAEs			
Non-GI related	Weight decreased	5 (17%)	0
	ALT increased	4 (14%)	1 (3%)
	AST increased	3 (10%)	0
	Stomatitis	3 (10%)	0

Integrated safety analysis in all patients

- Most TRAEs were **low grade** (Grade 1/2). **No Grade 4 or Grade 5**
- Most common DLTs were thrombocytopenia and nausea
- **7%** (N=2) discontinued due to a TRAE
  - 1 Grade 3 ALT increased[2]
  - 1 Grade 3 nausea

Safety and tolerability profile support **best-in-class** potential

- Previously reported drug-related GI AEs from Phase 1 study of samuraciclib[3]
  - **Diarrhea (82%)**
  - **Nausea (77%)**
  - **Vomiting (80%)**

28

1. Data-cut off: 29 September 2025. All data shown as n (%) unless otherwise specified
2. Ovarian cancer patient with baseline liver metastases and history of liver resection
3. Coombes, RC, Nat Comms (2023). Phase 1 monotherapy dose escalation data (N=44), Supplementary Table 8

Recursion

Phase 1 preliminary data: Linear plasma PK profile and early signs of anti-tumor activity

REC-617: Clinical Drug-Plasma C1D1 Exposure



Mean Plasma Concentration (ng/mL)
10,000
1,000
100
10
1
0.1
CDK2 IC_{80}
CDK7 IC_{80}
CDK7 IC_{50}
2 mg QD
5 mg QD
10 mg QD
15 mg QD
20 mg QD
0
4
8
12
16
20
24
Time (hr)

- REC-617 demonstrates **dose-proportional** exposures **exceeding** CDK7 IC_{80}
- **Exposures remain below** CDK2 IC_{80}, supporting selective target inhibition[1]



Baseline
Week 16
Para-aortic LN
Para-aortic LN

REC-617 monotherapy demonstrated signs of early anti-tumor activity[2]:

- **One confirmed, durable partial response** by RECIST 1.1[3]
  - 4L PROC patient; no BRCA 1/2 mutation
  - Initiated therapy at 20 mg QD, dose reduced at Week 4 to 10 mg QD due to transient Grade 3 nausea
  - Patient was treated for approximately 7 months
- Five patients achieved a best response by RECIST 1.1 of stable disease
  - One patient received 2 mg QD
  - Four patients received 10 mg QD

1. In vitro potencies adjusted for plasma protein binding (total-equivalent basis)
2. Data-cut off: 29 September 2025
3. Response evaluation criteria in solid tumors, PR: decrease of more than 30% in the sum of the longest diameters of target lesions + no new lesions + no progression of non target lesions

29

Recursion

REC-617: Potential best-in-class oral CDK7 inhibitor Biological Insight Combining CDK7 inhibitors with agents targeting complementary pathways may achieve a more comprehensive anti-tumor response Design AI-powered precision design to optimize PK/PD to maximize potential therapeutic index with minimal off-target effects In Vivo Data Demonstrates potent tumor regressions with no body weight changes and favorable PK Clinical Early monotherapy dose escalation data suggests potential best-in-class with a manageable safety profile and preliminary clinical activity REC-617 Target Profile 30 What’s Next • Recruitment ongoing for monotherapy & combination dose- escalation • Preliminary ovarian combination data in 2027

REC-1245 (RBM39 degrader): Platform derived insight to unlocking comprehensive genomic instability vulnerabilities

Recursion OS Insight


CDK13
CDK12
RBM39
RBM39
CDK12
CDK13

RBM39 loss mimics CDK12 deficiency

- 204 candidates synthesized to candidate ID (REC-1245)
- Advanced program from target ID to IND-enabling studies in 18 months

Mechanistic Validation


RBM39 Degradation
%RBM39 Degradation
(Normalized-Vehicle)
120
100
80
60
40
20
0
0.01
1
100
10000
Concentration (nM)

REC-1245 translates phenotypic insights

- Driving rapid and potent RBM39 degradation in human PBMCs within 24 hours

Preclinical Data


Ovarian CDX Model: OVK18 (MSI-H)
Tumor Volume (mm³)
1,800
1,500
1,200
900
600
300
0
Vehicle
REC-1245 1 mg/kg BID
REC-1245 3 mg/kg BID
REC-1245 10 mg/kg BID
0
4
8
12
16
Days post treatment

REC-1245 induces significant tumor regressions in an ovarian CDX

- Model driven by elevated replication stress

31
Recursion

REC-3565 (MALT1 inhibitor): Summary & next steps

Monotherapy dose-escalation ongoing with preliminary update 1H27

Recursion OS Insight



Donor
Apolar
Acceptor

344 novel compounds
to Candidate ID

Designed to deliver balanced compound with improved safety (UGT1A1) and efficacy

- Leveraged molecular dynamics & hotspot analysis

Preclinical Validation

CDX Model: OCI-Ly10[1]



Dosing Period
Vehicle
REC-3565
Zanubrutinib
REC-3565 + Zanubrutinib
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
5
10
15
20
25
30
35
40
Days post treatment

Single-agent and synergistic activity

- Single agent showed tumor growth regression
- 70% of mice in combo arm had no palpable tumors 10-days after last dose

Clinical Development

Illustrative example



RWD to combat competition for trial enrollment

- Advanced analytics for strategic site recommendations and patient targeting
- >50 new potential sites identified in UK and Spain

32

1. Payne et al. ENA, (2024).

Recursion

REC-4881 (MEK1/2 inhibitor): Summary & next steps

Phase 2 dose expansion ongoing with update in December 2025

Recursion OS Insight



REC-4881
0.3 μM
Side Effect Score
30
25
20
15
10
0
0.5
1.0
1.5
Disease Score
Healthy Cells
Disease State

REC-4881 suppresses disease-inducing effects of APC mutations

Identified through phenotypic discovery platform

- Novel therapeutic mechanism for FAP
- Targeted strategy selectively blocking ERK activation (MAPK pathway) to suppress disease progression

Preclinical Validation

In Vivo Model: ***APC***$^{min/+}$ [1]



p<0.0001
p=0.0029
p=0.0017
p=0.006
p=0.048
Total Polyp Count (+/- SEM)
40
30
20
10
0
Start of dosing
Vehicle
Celecoxib (ctrl)
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)

Significant reduction in polyp count, outperforming celecoxib

- Decreases both polyp number and pre-cancerous adenoma percentage, unlike celecoxib[2]

Clinical Development



(Illustrative example)
Natural History
Treatment
Polyp Burden
Time

RWE to benchmark clinical trial efficacy

- Evaluating natural history data for FAP patients undergoing routine care
- Providing frame of reference for polyp burden compared with open label REC-4881 trial

1. N=15 across arms, REC-4881 and celecoxib administered orally for 8 weeks.
2. Pre-cancerous adenoma percentage data on file.

33

Recursion

REC-4881: Phase 1b/2 data update webinar in December

High Unmet Need

- ~**50K** diagnosed across US + EU5[1]
- **Rare**, inherited ***APC*** loss of function disorder
- Characterized by >**100** colorectal polyps
- Progressive disease with **no spontaneous regression** observed
- **Surgery remains standard of care** (e.g. colectomy)
- **No approved pharmacotherapies**

Key **preliminary efficacy and safety** data from Phase 1b/2 TUPELO trial[2]:

43% **median reduction** in total polyp burden[3]

5 of 6 Patients achieved **>30% reduction** in total polyp burden[3]

4 mg dose **generally well-tolerated**

- 19% Grade 3 TRAEs
- Majority of AEs include manageable rash and cardiac toxicity[4]

What's Next

December Webinar

- **Phase 1b/2 update:** Additional 4 mg cohort data and follow-up
- Potential next steps for program

1. US + EU5 diagnosed prevalence of FAP (adult and pediatric), Internal company estimates.
2. Data cut off date: 2025-03-17
3. Efficacy Evaluable Population: Defined as all participants who have measurable disease (non-zero polyp burden) at end of baseline endoscopy, received at least 75% of study drug, and have at least one post-baseline on study endoscopic assessment. N=6 as of data cut-off date: 2025-03-17
4. Limited cardiac toxicity concern in Phase 2: 18% (N=2) patients reported G2 LVEF decrease

34

Recursion

REC-7735: PI3Kα H1047R – Summary & next steps

Biological Insight

High selectivity for **H1047R mutant PI3Kα** over WT to reduce dose-limiting hyperglycemia

Design

AI-driven generative design via **hotspot molecular dynamics** to discover a **unique chemical series**

In Vivo Data

Significant tumor regressions at low doses **outperforms** clinically approved agents

Clinical

Data supports targeting **H1047R mutant breast cancer** as a **monotherapy** or in **combination** with standard of care treatments

REC-7735 Target Profile

- Potential **best-in-class** PI3Kα H1047R inhibitor
- **>100-fold selective** against WT PI3Kα
- **No significant** in vitro safety concerns, superior BSEP, off-target & liver spheroid profile **versus competitors**
- **Highly CNS penetrant** with **low-risk** of dose-limiting AEs

What's Next

- IND-enabling studies **ongoing**
- **Potential Phase 1 initiation 2H26**[1]

35

1. Pending GLP toxicology data

Recursion

REC-102: ENPP1 – Summary & next steps

Biological Insight
Reduction of PPi production via controlled ENPP1 inhibition to restore bone hypomineralization

Design
AI-driven generative design via **fragment screening** to enhance **metalloenzyme selectivity**

In Vivo Data
Significant survival benefit in HPP mice through transient PPi reduction validates mechanistic rationale

Clinical
Opportunity to address significant unmet needs in **juvenile** and **adult-onset HPP patients**

REC-102 Target Profile

- Potential **first-in-class** ENPP1 inhibitor
- **High oral bioavailability** supports QD or BID dosing
- **No kinases** inhibited >70% at 10 µM
- No significant in vitro safety liabilities identified

What's Next

- IND-enabling studies **ongoing**
- **Potential Phase 1 initiation 2H26[1]**

1. Pending GLP toxicology data

36

Recursion

Partnered Pipeline PIPELINE

Sanofi collaboration advancing novel targets in I&I and oncology – 4 milestones achieved, multiple additional expected

Biology → Design → Optimize

Leveraging suite of tools tailored for each program to collaboratively identify and drive up to Development Candidate[1]

State of the art **biology labs**
- Digital toxicology
- Bespoke biological validation

Applying **Recursion OS** cutting-edge generative design platform
- Gambit
- MMPA
- Retrosynthesis
- ML-based MPO filter options

QM/MD simulations to explore protein and ligand flexibility
- ABFE
- RBFE
- Co-folding
- QM-based confirmational analysis

Active learning to maximize optimization and exploration
- GP Learning
- Coverage Score

Future biological insights to be identified from Recursion Phenomap



Recursion OS Platform

4 **Program milestones achieved** to date

What's next

- **Complete first development candidates** and advance programs into the clinic
- Continue to **advance broad pipeline** of first-in-class and best-in-class medicines with Recursion OS

1. Sanofi to take Development Candidate through IND enabling studies, clinical trials, regulatory approval & commercialization

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Recursion

Roche and Genentech collaboration within neuroscience and GI oncology indication – unbiased novel biological insights to programs

Biology | Design | Optimize

6 Phenomaps

Derived from over **1 trillion iPSC cells, 100 billion microglial cells, and 100 billion GI onc relevant cells**

~5,000 transcriptomes

From multiple disease-relevant cell types, subjected to **compound treatments and/or gene KO**, resulting in **~171 TB of data**





Lab in the Loop



High throughput screens:
Genetics and small molecules
Cell measurements
Molecular profiles and imaging
AI/ ML model
Query model
Target → gene → molecule → phenotype
Target and small
molecule prediction
Cells

Collaboratively working to identify novel biological insights from phenomaps for validation

Recursion OS Platform

What's next

- Leveraging Recursion OS and collaborating with Roche and Genentech to **identify new programs** in a GI oncology indication & neuroscience

39

Lab in the Loop image credit: Genentech 2024

Recursion

Phenomaps Roche and Genentech collaboration within neuroscience and GI oncology indication 40 $150M upfront 40 potential programs $300M potential milestones / program GI Oncology Indication 4 Phenomaps Generated from over 100 billion GI onc relevant cells Neuroscience Optioned in 2023 and advancing toward lead series First program Identified a number of biological insights Could become novel targets of interest Advancing unbiased, novel biological insights to programs 2 Generated from over 1 trillion iPSC-derived neuronal cells and 100 billion microglial cells

Recursion maps create an unbiased view of biology, to uncover multiple potential novel targets, pathways, and chemical matter 41 *Phenosimilar = comparable biologic effect in KO setting †Pheno-opposite = biologic effect is opposite of another perturbation in a high-dimensional representation latent space, which may indicate negative regulation or oppositional functional effects in many biological settings Note: Cell images for illustrative purposes • Digital representation of complex biological systems based on large-scale experimental data in living cells, generated in-house • Proprietary models trained on our supercomputer create a navigable and queryable map of potential biological and chemical relationships • Turns the initial stages of drug discovery into a search problem Similar* Opposite†

First-of-its-kind Microglia Map provides a whole-genome view of the brain’s resident immune cells

What’s next: Leveraging Microglia Map to drive discovery of novel biological insights for development of new therapeutic programs

Financial Update

Cash runway to deliver on upcoming milestones

Cash[1] update

- **$785 million in cash[1]** as of October 9, 2025 (unaudited)
  - $667.1 million in cash[1] as of September 30, 2025
- **$387.5 million in net proceeds[2]** in 3Q25 & 4Q25

Partnership updates

- **$30 million milestone** from Roche for microglia map (expected 4Q25 cash inflow; with a meaningful portion to be recognized as revenue in 4Q25)
- New milestone drives total partnership inflows **>$500 million**
- Well on track for **over $100 million in partnership inflows** by YE26[3]

Reaffirming guidance

- **Expected 2025 cash burn[4] of <$450 million**
- **Expected 2026 cash burn[4] of <$390 million**
- Expected reduction in pro forma operating expenses by **~35% from 2024 to 2026[5]**

Expected **cash runway through YE 2027**, without additional financing

1. Cash, cash equivalents and restricted cash
2. Net proceeds from At-the-Market (ATM) Facility, now fully utilized and completed
3. Risk-adjusted cash inflows from partnerships included in estimated cash runway
4. Cash burn, defined as operating cash flow less capital expenditures, excluding partnership and financing inflows, transaction expenses and severance
5. YE2024 reported OpEx for Recursion and Exscientia combined, excluding non-cash GAAP items (e.g. share-based compensation). 2026 estimate of <$390 million cash burn

45

Recursion

Key Accomplishments and Outlook

Internal and external momentum
2025 achievements YTD

Internal Pipeline Highlights

REC-617 (CDK7i)
- ✓ Combo initiation
- ✓ Monotherapy update

REC-4881 (MEK1/2i)
- ✓ Phase 2 update

REC-3565 (MALT1i)
- ✓ Monotherapy initiation

REC-7735 (PI3Kα H1047Ri)
- ✓ DC nomination

Platform Highlights

RECURSION 2.0
- ✓ Integrated design platform
- ✓ Boltz-2 released
- ✓ ClinTech expanded

Partnership Highlights

ROCHE and GENENTECH
- ✓ $30M microglia map optioned
- ✓ Advancing optioned program

SANOFI
- ✓ $7M milestone for immunology program
- ✓ Advanced discovery programs

2025

DC = development candidate

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Recursion

Upcoming milestones FY 2025 and 2026 pipeline and partnership catalysts 2H 2025 Catalysts REC-4881 (MEK1/2i) Additional safety and efficacy data from TUPELO in FAP in December 1H 2026 Catalysts REC-1245 (RBM39 degrader) Early safety and PK from monotherapy trial 48 2H 2026 Catalysts REC-102 (ENPP1i) Potential Phase 1 initiation1 REC-7735 (PI3Kα H1047Ri) Potential Phase 1 initiation1 1. Pending GLP toxicology data Note: REC-3565 (MALT1i) early safety and efficacy data expected in 1H2027 20262025 2026 Partnership Catalysts Potential for multiple new project initiations Potential for programs optioned by partners